EXHIBIT 10.1

12/05 AMENDMENT TO CREDIT AGREEMENT

effective as of December 22, 2005

amending the

8/05 AMENDED AND RESTATED SENIOR SECURED

CREDIT AGREEMENT

dated as of August 1, 2005

by and among

HOMEBANC CORP.

and

HOMEBANC MORTGAGE CORPORATION

and

JPMORGAN CHASE BANK, N.A.

as Administrative Agent, Collateral Agent and a Lender,

and

the other Lender(s) parties hereto

KEYBANK NATIONAL ASSOCIATION

as Syndication Agent

COMMERZBANK, A.G., NEW YORK BRANCH and GRAND CAYMAN BRANCH,

U.S. BANK NATIONAL ASSOCIATION,

BNP PARIBAS

and

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY

as Documentation Agents

J.P. MORGAN SECURITIES INC.

Sole Bookrunner

and Lead Arranger

$500,000,000 Senior Secured Revolving Credit

Index of Defined Terms

Page
12/05 Amendment	1
12/05 Amendment Effective Date	1
2006 Capital Program	2
8/05 Credit Agreement	1
Adjusted Tangible Net Worth	2
Agent	1
Amendment	1
Capital Trust Entity	2
Companies	1
Company	1
Current Credit Agreement	1
HC	1
HMC	1
JPMorgan	1
Lenders	1
Qualified Subordinated Debt	4
Qualified Trust Preferred Securities	2

Table of Contents

		Page
1	DEFINITIONS	2
7	COLLATERAL	4
8	CONDITIONS PRECEDENT	5
9	REPRESENTATIONS	5
11	NEGATIVE COVENANTS	5
12	DEFAULTS AND REMEDIES	6
16	MISCELLANEOUS	7

i

12/05 AMENDMENT TO CREDIT AGREEMENT

Preamble

This 12/05 Amendment to Credit Agreement (the “12/05 Amendment“ or, within itself only, this “Amendment“) effective as of December 22, 2005 (the “12/05 Amendment Effective Date“) amending (for the second time) the 8/05 Amended and Restated Senior Secured Credit Agreement (the “8/05 Credit Agreement“ and as it may be supplemented, amended or restated, the “Current Credit Agreement“), executed as of August 1, 2005, among:

(i) HOMEBANC CORP., a Georgia corporation (“HC“), its wholly-owned subsidiary, HOMEBANC MORTGAGE CORPORATION, a Delaware corporation (“HMC“; HC and HMC being sometimes referred to individually as a “Company“ and together as the “Companies“), each having its principal office at 2002 Summit Boulevard, Suite 100, Atlanta, Georgia 30319;

(ii) JPMORGAN CHASE BANK, N.A. (“JPMorgan“), a national banking association, acting herein as a Lender and agent and representative of the other Lenders (in that capacity JPMorgan is called the “Agent“); and

(iii) such other Lenders as may from time to time be party to this Agreement (together with JPMorgan as a lender, the “Lenders“).

Each of the parties hereto recites and provides as follows:

Recitals

The Companies have asked the Lenders and the Agent to (i) allow HC or HMC to issue Qualified Trust Preferred Securities in an amount not to exceed $150,000,000, (ii) amend the Total Recourse Liabilities to Adjusted Tangible Net Worth Ratio to 8:1, and (iii) clarify that proposed 2006 Capital Program does not trigger the change in the Total Liabilities to Adjusted Tangible Net Worth ratio until the increase in capital exceeds $50,000,000 in the aggregate prior to May 31, 2006, and the Lenders and the Agent have agreed to do so on the terms and subject to the conditions of this Amendment.

All capitalized terms used in the 8/05 Credit Agreement and used but not defined differently in this Amendment have the same meanings here as there.

The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the 8/05 Credit Agreement amended hereby and are accordingly often nonsequential.

If there is any conflict or inconsistency between (i) these recitals and the following agreements; (ii) any of the terms or provisions of any of the other Facilities Papers and this Amendment; or (iii) any provision of this Amendment and any later supplement, amendment, restatement or replacement of it then in each case the latter shall govern and control.

Agreements

In consideration of the premises, the mutual agreements stated below and other good and valuable consideration paid by each party to each other party to this Amendment, the receipt and sufficiency of which each hereby acknowledges, the parties hereby agree as follows.

1 DEFINITIONS

1.1. Defined Terms. Effective from and after the 12/05 Amendment Effective Date:

A. The following new definitions are added to Section 1.2 of the Current Credit Agreement, in alphabetical order (except where otherwise specified).

“12/05 Amendment” means the 12/05 Amendment to Credit Agreement effective as of December 22, 2005, amending this Agreement.

“12/05 Amendment Effective Date” means December 22, 2005, the effective date of the 12/05 Amendment.

“2006 Capital Program” means HC’s efforts to increase capital through the public sale or sales of additional equity during the 2006 calendar year.

“Capital Trust Entity” means HMB Capital Trust I and any other unconsolidated subsidiary of HC or HMC created solely for the purpose of the issuance of trust preferred securities and whose common equity interests are solely held by HC or HMC, as applicable.

“Qualified Trust Preferred Securities” means trust preferred securities, including all junior subordinated debentures and guaranties related to the issuance of such trust preferred securities, issued by a Capital Trust Entity, provided such issued securities, debentures and guaranties qualify as Qualified Subordinated Debt.

B. The following definition is amended to read as follows:

“Adjusted Tangible Net Worth“ means, on any day:

A. for HC:

(a) the excess of the total assets over Total Liabilities of HC on that day — including assets and liabilities of its wholly-owned subsidiaries — each being determined in accordance with GAAP consistent with the accounting principles applied in the preparation of the Financial Statements referred to in Section 9.4;

less         (b) the value, if any, in excess of the lesser of (i) sixty-seven and one half percent (67.5%) of the Appraised Value of such capitalized mortgage loan servicing rights or (ii) one percent (1%) of the aggregate principal balances of the portfolio of Serviced Loans in respect of such capitalized mortgage loan servicing rights included in the Financial Statements referred to in Section 9.4 for capitalized mortgage loan servicing rights;

less         (c) aggregate investments in nonconsolidated Subsidiaries and Affiliates included in the Financial Statements referred to in Section 9.4, other than any common equity interests issued by a Capital Trust Entity and held by HC or HMC;

less         (d) net total advances to nonconsolidated Subsidiaries and Affiliates outstanding;

less         (e) goodwill and all other assets not supported by or representative of a tangible asset, which intangible assets would be deemed by HUD to be unacceptable for the purpose of calculating adjusted net worth in accordance with HUD requirements in effect as of such day;

less         (f) all accumulated other comprehensive income;

plus         (g) the amount of (negative) accumulated other comprehensive income that exceeds (negative) Ten Million Dollars ($10,000,000);

plus         (h) Qualified Subordinated Debt; and

B. for HMC:

(i) the excess of HMC’s total assets over Total Liabilities on that day — including assets and liabilities of its wholly-owned subsidiaries — each being determined in accordance with GAAP consistent with the accounting principles applied in the preparation of the Financial Statements referred to in Section 9.4;

less         (ii) the value included in the Financial Statements referred to in Section 9.4 for capitalized mortgage loan servicing rights;

less         (iii) aggregate investments in nonconsolidated Subsidiaries and Affiliates included in the Financial Statements referred to in Section 9.4;

less         (iv) net total advances to nonconsolidated Subsidiaries and Affiliates outstanding;

less         (v) goodwill and all other assets not supported by or representative of a tangible asset, which intangible assets would be deemed by HUD to be unacceptable for the purpose of calculating adjusted net worth in accordance with HUD requirements in effect as of such day;

less         (vi) all accumulated other comprehensive income;

plus         (vii) a value for the capitalized mortgage loan servicing rights excluded in clause (ii) above that is an amount equal to the lesser of (i) sixty-seven and one-half percent (67.5%) of the value of such capitalized mortgage loan servicing rights as determined by the most recent appraisal thereof approved by the Agent and (ii) one percent (1%) of the unpaid principal balance of the portfolio of Serviced Loans in respect of such capitalized mortgage loan servicing rights; and

plus         (viii) the amount of (negative) accumulated other comprehensive income that exceeds (negative) Five Million Dollars ($5,000,000).

“Qualified Subordinated Debt“ means Debt (including all junior subordinated debentures and guaranties related to the issuance of trust preferred securities by any Capital Trust Entity) of the Companies to any Person (i) the papers evidencing, securing, governing or otherwise related to which Debt impose covenants and conditions on the debtor under them that are no more restrictive or onerous than the covenants and conditions imposed on the Companies by this Agreement, (ii) that is subordinated to the Obligations pursuant to a currently effective and irrevocable Subordination Agreement approved by the Agent and (iii) the principal of which is not due and payable until ninety (90) days or more after the Maturity Date; provided, that inter-company Debt incurred pursuant to Section 11.4(f)(v) hereof shall be deemed not to be Qualified Subordinated Debt for all purposes hereunder.

C. Exhibit 12/05-E attached to this Amendment is hereby substituted for Exhibit E to the 8/05 Credit Agreement.

7 COLLATERAL

The provisions of Section 7.1 of the 8/05 Credit Agreement are not otherwise amended hereby. Cumulative of such existing provisions, as security for the payment of the Loan and for the payment and performance of all of the Obligations, each Company hereby GRANTS to the Agent (as agent and representative of the Lenders) a first priority security interest in all of such Company’s present and future estate, right, title and interest in and to the Collateral, in addition to and cumulative of the security interest in the Collateral granted to the Agent in the 8/05 Credit Agreement, and the parties hereby declare and confirm that all such security interests were and are granted to and held by the Agent (as agent and representative of the Lenders.)

8 CONDITIONS PRECEDENT

Section 8 of the 8/05 Credit Agreement is further amended by adding the following new Section 8.4 to the end of Section 8, viz.:

8.4 Borrowings After the 12/05 Amendment Effective Date. In addition to the conditions precedent stated in Sections 8.1, 8.2 and 8.3 above, the obligations of the Lenders to fund and the Agent to disburse any Advances under this Agreement after the 12/05 Amendment Effective Date are subject to the condition precedent that the Agent shall have received:

(a) the 12/05 Amendment, duly executed by each Company, the Agent and the Required Lenders;

(b) a certificate of each Company’s corporate secretary (i) as to the incumbency of the officers of such Company executing the 12/05 Amendment and all other Facilities Papers executed or to be executed by or on behalf of such Company in connection with the 12/05 Amendment, (ii) as to the authenticity of their signatures (specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it, and the Agent and the Lenders shall be entitled to rely on that certificate until such Company has furnished a new certificate to the Agent) and (iii) that there have been no amendments to the Company’s certificate of incorporation or bylaws since September 30, 2005; and

(c) such other documents, if any, as shall be specified by the Agent.

9 REPRESENTATIONS

Each Company hereby republishes its warranties and representations made in the 8/05 Credit Agreement effective (except as to those specified to relate only to a specific date) as of the 12/05 Amendment Effective Date.

11 NEGATIVE COVENANTS

Sections 11.4(b), (c) and (f) are amended to henceforth read as follows:

11.4(b) HC’s Total Recourse Liabilities to Adjusted Tangible Net Worth Ratio. Permit the ratio of:

(x) the Total Recourse Liabilities of HC and its Subsidiaries, on a consolidated basis;

to (y) the Adjusted Tangible Net Worth of HC and its Subsidiaries, on a consolidated basis;

to exceed 8.00:1.00 as of the end of any calendar month or any of HC’s fiscal quarters or fiscal years.

11.4(c) HC’s Total Liabilities to Adjusted Tangible Net Worth Ratio. Permit the ratio of:

(x) the Total Liabilities of HC and its Subsidiaries minus Qualified Subordinated Debt, on a consolidated basis;

to (y) the Adjusted Tangible Net Worth of HC and its Subsidiaries, on a consolidated basis;

as of the end of any calendar month or any of HC’s fiscal quarters or fiscal years to exceed as follows:

On and after this Date	the maximum ratio is
Effective Date	20.00:1.00
November 30, 2005	25.00:1.00
The earlier of (i) the time the 2006 Capital Program exceeds $50,000,000 in the aggregate or (ii) May 31, 2006	20.00:1.00

11.4(f) Debt Limitation. Incur any Debt for borrowed money or for the deferred purchase price of property or services other than (i) Debt to the Lenders under this Agreement, (ii) Debt under warehousing, repurchase or other mortgage-related asset agreements to finance the Companies’ inventory of Mortgage Loans and other mortgage-related assets, (iii) accounts payable incurred in the ordinary course of business with standard payment terms, (iv) Debt of up to Twenty Million Dollars ($20,000,000) incurred in the ordinary course of business (for purposes of this provision, junior subordinated debt to support trust common securities issued by HC or HMC concurrently and in connection with the issuance of junior subordinate debentures issued by HC or HMC shall be deemed debt incurred in the ordinary course of business); (v) Debt of one Company owed to the other Company, so long as such inter-company Debt is subordinated, in form acceptable to the Agent, to the Debt under this Facility and (vi) Debt of up to One Hundred Fifty Million Dollars ($150,000,000) issued by HC or HMC to support the issuance of Qualified Trust Preferred Securities and related common securities by any and all Capital Trust Entities.

12 DEFAULTS AND REMEDIES

Section 12.1(b) is amended to henceforth read as follows:

(b) Failure of the Companies or any of their Subsidiaries to pay any other Debt when due, or any default in the payment when due of any principal or interest on any other Debt or in the payment when due of any contingent obligation; or breach or default with respect to any other material term of any other debt or of any promissory note, bond, loan agreement, reimbursement agreement, mortgage, indenture or other agreement relating thereto, if the effect of any such failure, default or breach referred to in this Section 12.1(b), is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) with or without notice, the passage of time or both, to cause debt of the Companies or any of their Subsidiaries in the aggregate amount of One Million Dollars ($1,000,000) or more to become or be declared due before its stated maturity.

16 MISCELLANEOUS

Section 16.11 is amended to read as follows:

16.11 Notice Pursuant to Tex. Bus. & Comm. Code §26.02. THE 8/05 CREDIT AGREEMENT, AS AMENDED BY THE 9/05 AMENDMENT, THE 12/05 AMENDMENT AND THE OTHER FACILITIES PAPERS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(The remainder of this page is intentionally blank; signature pages follow.)

EXECUTED as of the 12/05 Amendment Effective Date.

HOMEBANC CORP.

By:	/s/ James L. Krakau
Name:	James L. Krakau
Title:	Senior Vice President

HOMEBANC MORTGAGE CORPORATION

By:	/s/ James L. Krakau
Name:	James L. Krakau
Title:	Senior Vice President

Unnumbered counterpart signature page to 12/05 Amendment to 8/05 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

JPMORGAN CHASE BANK, N.A.
as the Agent and as a Lender

By:	/s/ Michael W. Nicholson
Name:	Michael W. Nicholson
Title:	Senior Vice President

Unnumbered counterpart signature page to 12/05 Amendment to 8/05 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

COMMERZBANK AKTIENGESELLSCHAFT
NEW YORK AND GRAND CAYMAN BRANCHES as a Lender

By:	/s/ Gerard A. Araw
Name:	Gerard A. Araw
Title:	Assistant Treasurer

By:	/s/ Michael P. McCarthy
Name:	Michael P. McCarthy
Title:	Vice President

Unnumbered counterpart signature page to 12/05 Amendment to 8/05 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Paul E. Henson
Name:	Paul E. Henson
Title:	Executive Vice President

Unnumbered counterpart signature page to 12/05 Amendment to 8/05 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ William J. Umscheid
Name:	William J. Umscheid
Title:	Vice President

Unnumbered counterpart signature page to 12/05 Amendment to 8/05 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

BNP PARIBAS,
as a Lender

By:	/s/ Barry K. Chung
Name:	Barry K. Chung
Title:	Vice President

Unnumbered counterpart signature page to 12/05 Amendment to 8/05 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

UNITED OVERSEAS BANK LIMITED
NEW YORK AGENCY, as a Lender

By:	/s/ Wong, Kwong Yew
Name:	Wong, Kwong Yew
Title:	FVP & General Manager

By:	/s/ Philip Cheong
Name:	Philip Cheong
Title:	VP & Deputy General Manager

Unnumbered counterpart signature page to 12/05 Amendment to 8/05 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

FIRST COMMERCIAL BANK,
NEW YORK AGENCY, as a Lender

By:	/s/ Bruce M.J.Ju
Name:	Bruce M.J.Ju
Title:	VP & GM

Unnumbered counterpart signature page to 12/05 Amendment to 8/05 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

BANK HAPOALIM B.M.,
as a Lender

By:	/s/ James P. Surless
Name:	James P. Surless
Title:	Vice President

By:	/s/ Charles McLaughlin
Name:	Charles McLaughlin
Title:	Senior Vice President

Exhibits

Exhibit 12/05-E	- Form of Officer’s Certificate

Unnumbered counterpart signature page to 12/05 Amendment to 8/05 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

EXHIBIT 12/05-E

TO 8/05 CREDIT AGREEMENT

Form of Officer’s Certificate with computations

to show compliance or non-compliance with

certain financial covenants

OFFICER’S CERTIFICATE

AGENT:	JPMORGAN CHASE BANK, N.A.

COMPANY:	HOMEBANC CORPORATION (“HC”)

SUBJECT PERIOD: ended , 200

DATE:	, 200

This certificate is delivered to the Agent under the 8/05 Amended and Restated Senior Secured Credit Agreement dated as of August 1, 2005 (as supplemented, amended or restated from time to time, the “Current Credit Agreement”), among HC, its Subsidiary, HomeBanc Mortgage Corporation, the Agent and the financial institutions now or hereafter parties thereto (the “Lenders”). Unless they are otherwise defined in this request, terms defined in the Current Credit Agreement have the same meanings here as there.

The undersigned officer of HC certifies to the Agent and the Lenders that on the date of this certificate that:

1. The undersigned is an incumbent officer of HC, holding the title stated below the undersigned’s signature below.

2. HC’s financial statements that are attached to this certificate were prepared in accordance with GAAP (except that interim — i.e., other than annual — financial statements exclude notes to financial statements and statements of changes to stockholders’ equity and are subject to year-end adjustments) and (subject to the aforesaid proviso as to interim financial statements) present fairly the financial position and results of operations of HC and its Subsidiaries, on a consolidated basis, as of                          and for the (check, as applicable) ☐ month ☐ one, ☐ two or ☐ three quarter(s) of HC’s fiscal year, as the case may be, ending on the last day of that period (the “Subject Period”).

3. The undersigned officer of HC supervised a review of the activities of HC and its Subsidiaries during the Subject Period in respect of the following matters and has determined the following: (a) to undersigned officer’s best knowledge, except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or expressly permitted by the Facilities Papers, the representations and warranties of the Companies in Section 9 of the Current Credit Agreement are true and correct in all material respects, other than for the changes, if any, described on the attached Annex A; (b) the Companies have complied with all of their obligations under the Facilities Papers, other than for the deviations, if any, described on the attached Annex A; (c) no Event of Default has occurred that has not been declared by the Agent in writing to have been cured or waived, and no Default has occurred that has not been cured before it became an Event of Default, other than those Events of Default and/or Defaults, if any, described on the attached Annex A (d) compliance by HC with certain financial covenants in Section 11 of the Current Credit Agreement is accurately calculated on the attached Annex A.

HOMEBANC CORP.

By:
Name:
Title:

ANNEX A TO OFFICER’S CERTIFICATE

1. Describe deviations from compliance with obligations, if any — clause 3(b) of attached Officer’s Certificate — if none, so state:

2. Describe Defaults or Events of Default, if any — clause 3(c) of attached Officer’s Certificate — if none, so state:

3. Calculate compliance with covenants in Section 11 — clause 3(d) of attached Officer’s Certificate:

(a) Section 11.4(a). HC’s Adjusted Tangible Net Worth as of              is $                     (the minimum under Section 11.4(a) is $225,000,000 plus 85% of the net proceeds realized by HC from equity offerings after its initial public offering.)

(b) Section 11.4(b). HC’s Total Recourse Liabilities to Adjusted Tangible Net Worth ratio as of                  is             :1.00 (the limit under Section 11.4(b) is 8.0:1:00.)

(c) Section 11.4(c). HC’s Total Liabilities minus Qualified Subordinated Debt to Adjusted Tangible Net Worth ratio as of                      is             :1.00 (the limit under Section 11.4(c) is as follows:)

On and after this Date	the maximum ratio is
Effective Date	20.00:1.00
November 30, 2005	25.00:1.00
The earlier of (i) the time the 2006 Capital Program exceeds $50,000,000 in the aggregate or (ii) May 31, 2006	20.00:1.00

(d) Section 11.4(d). HC’s Liquidity is $                    . (The minimum under Section 11.4(d) is $35,000,000.)

(e) Section 11.4(e). HMC’s Adjusted Tangible Net Worth as of                  is $                     (the minimum under Section 11.4(e) is $10,000,000.)

(f) Section 11.4(f). HC and its Subsidiaries have not incurred any Debt other than (i) Debt to the Lenders under the Current Credit Agreement, (ii) Debt under warehousing, repurchase or other mortgage-related asset agreements to finance the Companies’ inventory of Mortgage Loans and other mortgage-related assets, (iii) accounts payable incurred in the ordinary course of business with standard payment terms, (iv) Debt of up to Twenty Million Dollars ($20,000,000) incurred in the ordinary course of business (for purposes of this provision, junior subordinated debt to support trust common securities issued by HC or HMC concurrently and in connection with the issuance of junior subordinate debentures issued by HC or HMC shall be deemed debt incurred in the ordinary course of business), (v) Debt of one Company owed to the other Company, so long as such inter-company Debt is subordinated, in form acceptable to the Agent, to the Debt under this Facility and (vi) Debt of up to One Hundred Fifty Million Dollars ($150,000,000) issued by HC or HMC to support the issuance of Qualified Trust Preferred Securities by any and all Capital Trust Entities.

(g) Section 11.4(g). HC has not declared or paid any dividend or made any distribution directly or indirectly to its shareholders when, or after the payment of which, (i) any Default or Event of Default described in Sections 12.1(a), 12.1(b), or non-payment of any fee described in 12.1(c) exists or (ii) when any Default or Event of Default other than those described in Sections 12.1(a), 12.1(b), or non-payment of any fee described in 12.1(c) exists, except to the extent necessary to avoid the loss of HC’s federal tax status as a real estate investment trust.

(h) Section 11.4(h). The Companies have not directly or indirectly made any advance to (or declined or deferred any payment due from) any stockholder where at the time of or immediately after such action (x) the Companies’ Adjusted Tangible Net Worth was or would be less than the minimum specified in clause (d) above or (y) any Default or Event of Default existed or would exist[, except for the aggregate sum of $                     advanced by HMC to HC which was necessary to enable HC to fund payment of a dividend the nonpayment of which would result in the loss of HC’s federal tax status as a real estate investment trust].

(a) Section 11.4(i). The percentage of the aggregate principal balances of all of the Companies’ Serviced Loans that are In Default as of                  is                 % (the maximum permitted under Section 11.4(i) is 5%.)